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                                                                    Exhibit 23.3

                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-90522 of Center Financial Corporation on Form S-4 of our report dated February 14, 2002 (April 9, 2002 as to the last paragraph of Note 16) appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP
Los Angeles, California

August 5, 2002